Exhibit 10.9

AMENDMENT NO. 5, dated as of June 30, 2011 (this “Amendment”), to the Credit Agreement, dated as of July 27, 2010, as amended and restated on August 6, 2010, further amended and restated on September 21, 2010 and amended on September 28, 2010 and February 17, 2011 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOMKINS, LLC (formerly known as Pinafore, LLC), a Delaware limited liability company (the “LLC Co-Borrower”), TOMKINS, INC. (formerly known as Pinafore, Inc.), a Delaware corporation (the “Corporate Co-Borrower” and, together with the LLC Co-Borrower, the “Borrower”), PINAFORE HOLDINGS B.V., a private limited liability company (besloten vennootschap) organized in the Netherlands, as Holdings, the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, CITICORP USA, INC., as Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, CITIGROUP GLOBAL MARKETS INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BARCLAYS CAPITAL, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and CITIGROUP GLOBAL MARKETS INC., BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Co-Documentation Agents. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower desires to amend Sections 7.05 and 7.12(a) of the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.1 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Loan Documents;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is hereby amended as follows:

(a) Section 7.05 of the Credit Agreement is hereby amended by replacing the words “Section 7.05(g)” in the proviso thereto with the words “Section 7.05(h)”.

(b) Section 7.06(f) of the Credit Agreement is hereby deleted and replaced in its entirety with the language set forth below:

(f) Holdings may make Restricted Payments in an aggregate amount, not less than zero, equal to (i) $50,000,000 minus (ii) the aggregate principal amount of Junior Financings prepaid, redeemed, purchased or otherwise paid pursuant to Section 7.12(a)(iii);

(c) Section 7.12(a) of the Credit Agreement is hereby deleted and replaced in its entirety with the language set forth below:

(a) None of Holdings, the Borrower or any of the Restricted Subsidiaries shall prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof (it being understood that payments of regularly scheduled interest and principal shall be permitted) any Junior Financing or make any payment in violation of any subordination terms of any Junior Financing Documentation, except (i) the refinancing thereof with the Net Proceeds of any Indebtedness constituting a Permitted Refinancing; provided that if such Indebtedness was originally incurred under Section 7.03(g), such Permitted Refinancing is permitted pursuant to Section 7.03(g), (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed (x) $360,000,000 minus (y) the aggregate amount of Restricted Payments made pursuant to Section 7.06(f), (iv) the sum of (x) if the Total Leverage Ratio, determined on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable (or, if no Test Period has passed, as of the last four quarters ended), as if such prepayment, redemption, purchase, defeasance or other payment in respect of Junior Financings had been made on the last day of such four quarter period, is less than or equal to 3.50 to 1.00, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the portion, if any, of the Cumulative Credit on such date that the Borrower elects to apply to this paragraph, such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of Cumulative Credit immediately prior to such election and the amount thereof elected to be so applied, plus (y) the portion, if any, of the Equity Credit on the date of such election that the Borrower elects to apply to this subsection (y), such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of Equity Credit immediately prior to such election and the amount thereof elected to be so applied and (v) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the aggregate amount of Declined Proceeds prior to the date of such prepayment, redemption, purchase, defeasance or other payment minus the aggregate amount of prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to this clause (v) prior to such date.

Section 2. Effectiveness. The terms and conditions of this Amendment shall become effective as part of the terms and conditions of the Credit Agreement for any and all purposes on the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(i) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) the Required Lenders and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(ii) The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender that has returned an executed counterpart to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on Wednesday, June 29, 2011 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.15% of the aggregate principal amount of the Loans and Commitments held by such Consenting Lender as of the Consent Deadline.

(iii) The Agents shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment or pursuant to Section 10.04 of the Credit Agreement, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(iv) Each Loan Party set forth on Schedule I hereto shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.

Section 3. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agent-Related Persons under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4. Representation and Warranties.

(a) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date

(b) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15, 10.16 and 10.17 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 6. Costs and Expenses. To the extent contemplated by Section 10.04 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, the Joint Bookrunners and Joint Lead Arrangers.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TOMKINS, LLC

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Chief Financial Officer

TOMKINS, INC.

By:	/s/ John W. Zimmerman
Name: John W. Zimmerman
Title: Chief Financial Officer

[Amendment No. 5]

CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Caesar Wyzomirski
Name: Caesar Wyzomirski
Title: Director

[Amendment No. 5]

SCHEDULE I

Reaffirmation Agreement Parties

ACD TRIDON (HOLDINGS) LIMITED

ACD TRIDON INC.

AIR SYSTEM COMPONENTS, INC.

AIR SYSTEMS COMPONENTS INVESTMENTS CHINA LIMITED

AQUATIC CO.

AQUATIC TRUCKING CO.

BETA NACO LIMITED

BRITISH INDUSTRIAL VALVE COMPANY LIMITED

BROADWAY MISSISSIPPI DEVELOPMENT, LLC

BUFFALO HOLDING COMPANY

CARRIAGE HOUSE FRUIT COMPANY

CONERGICS CORPORATION

DEXTER AXLE ACQUISITION CORP.

DEXTER AXLE COMPANY

DEXTER AXLE TRUCKING COMPANY

DEXTER CHASSIS GROUP, INC.

E INDUSTRIES, INC.

EASTERN SHEET METAL, INC.

EIFELER MASCHINENBAU GMBH

EPICOR INDUSTRIES, INC.

FBN TRANSPORTATION, INC.

GATES AUTO PARTS HOLDINGS CHINA LIMITED

GATES DEVELOPMENT CORPORATION

GATES ENGINEERING & SERVICES LTD.

GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED

GATES FLEXIMAK LTD.

GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED

GATES HOLDING GMBH

GATES HOLDINGS LIMITED

GATES INTERNATIONAL HOLDINGS, LLC

GATES MECTROL GMBH

GATES MECTROL, INC.

GATES POWER TRANSMISSION EUROPE BVBA

GLASS MASTER CORPORATION

H HEATON LIMITED

HART & COOLEY TRUCKING COMPANY

HART & COOLEY, INC.

HYTEC, INC.

IDEAL CLAMP PRODUCTS, INC.

KOCH FILTER CORPORATION

MONTISK INVESTMENTS NETHERLANDS C.V.

NATIONAL DUCT SYSTEMS, INC.

NRG INDUSTRIES, INC. (DELAWARE ENTITY)

NRG INDUSTRIES, INC. (TEXAS ENTITY)

OLYMPUS (ORMSKIRK) LIMITED

PLEWS, INC.

ROOFTOP SYSTEMS, INC.

RUSKIN AIR MANAGEMENT LIMITED

RUSKIN COMPANY

RUSKIN COMPANY CANADA INC.

RUSKIN SERVICE COMPANY

SCHRADER ELECTRONICS LIMITED

SCHRADER ELECTRONICS, INC.

SCHRADER INTERNATIONAL HOLDING CO.

SCHRADER INVESTMENTS LUXEMBOURG S.À R.L.

SCHRADER, LLC

SCHRADER-BRIDGEPORT INTERNATIONAL, INC.

SELKIRK AMERICAS, L.P.

SELKIRK CANADA HOLDINGS, L.P.

SELKIRK CORPORATION

SELKIRK IP L.L.C.

SHIITAKE LIMITED

STACKPOLE INVESTMENTS LIMITED

SWINDON SILICON SYSTEMS LIMITED

THE GATES CORPORATION

TOMKINS AMERICAN INVESTMENTS S.À R.L.

TOMKINS AUTOMOTIVE CANADA LIMITED

TOMKINS AUTOMOTIVE COMPANY, S.À R.L.

TOMKINS AUTOMOTIVE HOLDING CO.

TOMKINS BUILDING PRODUCTS, INC.

TOMKINS ENGINEERING LIMITED

TOMKINS FINANCE LIMITED

TOMKINS FINANCE LUXEMBOURG LIMITED

TOMKINS FUNDING LIMITED

TOMKINS HOLDINGS LUXEMBOURG, S.À R.L.

TOMKINS IDEAL CLAMPS (SUZHOU) INVESTMENTS LIMITED

TOMKINS INDUSTRIES, INC.

TOMKINS INVESTMENT COMPANY S.À R.L.

TOMKINS INVESTMENTS CHINA LIMITED

TOMKINS INVESTMENTS LIMITED

TOMKINS LIMITED

TOMKINS LUXEMBOURG S.À R.L.

TOMKINS MAURITIUS COMPANY LIMITED

TOMKINS OVERSEAS COMPANY

TOMKINS OVERSEAS HOLDINGS S.À R.L.

TOMKINS OVERSEAS INVESTMENTS LIMITED

TOMKINS PENSION SERVICES LIMITED

TOMKINS SC1 LIMITED

TOMKINS STERLING COMPANY

TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY

TOMKINS TREASURY (DOLLAR) COMPANY

TOMKINS TREASURY (EURO) COMPANY

TOMKINS U.S., L.P.

TRICO PRODUCTS (DUNSTABLE) LIMITED

TRIDON CLAMP PRODUCTS GMBH

TRION (DEUTSCHLAND) GMBH

WALTHAM REAL ESTATE HOLDING CO.

WILLER & RILEY LIMITED